UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549
                            _______________

                               FORM 8-K

                            CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):  December 31, 2003

                             CRDENTIA CORP.
       (Exact name of Registrant as Specified in its Charter)

DELAWARE                        0-31152                          76-0585701
(State or Other Jurisdiction  (Commission File              (I.R.S. Employer
of Incorporation)                 Number)                Identification No.)


              14114 Dallas Parkway, Suite 600, Dallas, Texas 75254 (Address of principal executive offices) (Zip Code)

                               (972) 850-0780
              (Registrant's telephone number, including area code)

        ---------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. 	Other Events.

On December 31, 2003, our board of directors approved certain modifications to our current equity arrangements with James D. Durham, our Chairman and Chief Executive Officer. In connection with these modifications, Mr. Durham agreed to relinquish certain rights he has pursuant to a certain Common Stock Purchase Agreement dated May 15, 2002 to purchase additional shares of our Common Stock that accrue to him after December 31, 2003 in connection with acquisitions that occur either before or after December 31, 2003. With respect to Mr. Durham's rights to purchase an additional 2,767,278 shares of Common Stock that accrued to him prior to such date, we agreed to extend Mr. Durham's right to purchase such additional shares to fifteen years after the Vesting Expiration Date (as defined in the Common Stock Purchase Agreement).

In consideration for Mr. Durham's modification of his purchase right, our board of directors approved the issuance to him of an option to purchase up to 7,000,000 shares of our Common Stock at an exercise price of $0.10 per share (the "Option"), which expires on December 31, 2018. Mr. Durham is fully vested in the Option, which is exercisable by him in accordance with the following schedule: One hundred percent (100%) of the shares of our Common Stock subject to the Option shall be exercisable by Mr. Durham on December 31, 2008. Notwithstanding the foregoing, a certain number of Shares subject to the Option may be exercised prior to December 31, 2008 upon the closing of certain acquisitions by us. In addition to the issuance of the Option, we also entered into a Bonus and Other Agreement with Mr. Durham pursuant to which we agreed to pay to Mr. Durham cash bonuses in the amount of $540,000 on December 31, 2006 and January 4, 2007.

The foregoing description of the transactions approved by the board of directors is qualified in its entirety by the Notice of Stock Option Award, Stock Option Plan and Award Agreement and Bonus and Other Agreement filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this current report.

ITEM 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

10.1	Notice of Stock Option Award dated December 31, 2003 by and between
        Crdentia Corp. and James Durham.
10.2	Stock Option Plan and Award Agreement dated December 31, 2003 by and between Crdentia Corp. and James Durham.
10.3	Bonus and Other Agreement dated December 31, 2003 by and between
        Crdentia Corp. and James Durham.

                              SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CRDENTIA CORP.
Date :  January 12, 2004	       /S/ WILLIAM S. LEFTWICH
                		  By:  William S. Leftwich,
                                       Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Notice of Stock Option Award dated December 31, 2003 by and between
        Crdentia Corp. and James Durham.
10.2	Stock Option Plan and Award Agreement dated December 31, 2003 by and between Crdentia Corp. and James Durham.
10.3	Bonus and Other Agreement dated December 31, 2003 by and between
        Crdentia Corp. and James Durham.